SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒     Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.

OLD WESTBURY FUNDS, INC.

(Name of Registrant as Specified in its Charter)

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OLD WESTBURY FUNDS, INC.
760 Moore Road
King of Prussia, Pennsylvania 19406

Old Westbury Non-U.S. Large Cap Fund

Dear Shareholder:

          On behalf of the Board of Directors of Old Westbury Funds, Inc. (the “Corporation”), we are pleased to invite you to a special meeting of shareholders of Old Westbury Non-U.S. Large Cap Fund (the “Fund”), a series of the Corporation, to be held at 10 a.m. Eastern Time on October 18, 2011, at the offices of the Corporation located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

          As discussed in more detail in the enclosed Proxy Statement, you will be asked to approve the following proposal, which is being recommended by the Board of Directors of the Corporation:

•	Approval of a proposed change to the fee rate under the Investment Advisory Agreement between Bessemer Investment Management LLC and the Corporation, on behalf of the Fund (the “Proposed Fee Change”).

          The Proposed Fee Change is part of a broader initiative involving repositioning the investment focus and strategies of the Fund and Old Westbury U.S. Large Cap Fund, which is also a series of the Corporation.

Your vote is important

          After reviewing this proposal, your Board of Directors unanimously approved the proposal and recommends approval by the shareholders of the Fund, as is more fully described in the accompanying Proxy Statement. It is now your turn to review the proposal and vote on it at the upcoming meeting.

          If you are not available to attend the meeting, then please promptly complete, date, sign and return the enclosed proxy card(s) in order to avoid the expense of additional mailings or contacting you by telephone. No matter how many shares you own, your timely vote is important.

          Thank you in advance for your consideration of these important matters.

Sincerely,

Marc D. Stern
President
Old Westbury Funds, Inc.

OLD WESTBURY FUNDS, INC.
760 Moore Road
King of Prussia, Pennsylvania 19406

Old Westbury Non-U.S. Large Cap Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 18, 2011

To the Shareholders of the Fund:

          Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Old Westbury Non-U.S. Large Cap Fund (the “Fund”), a series of Old Westbury Funds, Inc. (the “Corporation”), will be held at 10 a.m. Eastern Time on October 18, 2011, at the offices of the Corporation located at 760 Moore Road, King of Prussia, Pennsylvania 19406, for the following purposes:

1.

To approve a proposed change to the fee rate under the Investment Advisory Agreement between Bessemer Investment Management LLC and the Corporation, on behalf of the Fund, which is part of a broader initiative involving repositioning the investment focus and strategies of the Fund and Old Westbury U.S. Large Cap Fund, which is also a series of the Corporation.

2.	To consider and act upon such other matters as may properly come before the Meeting or any adjourned sessions thereof.

          Shareholders of record as of the close of business on September 16, 2011 are entitled to notice of, and to vote at, the Meeting.

September __, 2011

By Order of the Board of Directors

Diane J. Drake
Secretary

YOUR VOTE IS IMPORTANT

Please respond — your vote is important. Whether or not you plan to attend the Meeting, please promptly complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-prepaid envelope. Alternatively, you may vote via telephone or the internet by following the instructions on the enclosed proxy card(s). Please vote now in order to avoid the cost of additional solicitations.

OLD WESTBURY FUNDS, INC.
760 Moore Road
King of Prussia, Pennsylvania 19406

Old Westbury Non-U.S. Large Cap Fund

PROXY STATEMENT

          The Board of Directors (the “Board”) of Old Westbury Funds, Inc. (the “Corporation”) is soliciting proxies from shareholders of Old Westbury Non-U.S. Large Cap Fund (the “Fund”), a series of the Corporation, in connection with a special meeting of shareholders (the “Meeting”) of the Fund to be held at 10 a.m. Eastern Time on October 18, 2011, at the offices of the Corporation located at 760 Moore Road, King of Prussia, Pennsylvania 19406. The Notice of the Meeting, this Proxy Statement and the enclosed proxy card(s) are being sent to shareholders of record as of September 16, 2011 (the “Record Date”) beginning on or about September [●], 2011. You may obtain a copy of the Corporation’s most recent annual and semi-annual reports free of charge by calling 1-800-607-2200.

          The Meeting is being called for the following purposes: (1) to approve a proposed change to the fee rate under the Investment Advisory Agreement between Bessemer Investment Management LLC (the “Adviser”) and the Corporation, on behalf of the Fund (the “Proposed Fee Change”); and (2) to consider and act upon such other matters as may properly come before the Meeting or any adjourned sessions thereof.

          The Proposed Fee Change is part of a broader initiative involving repositioning the investment focus and strategies of the Fund and Old Westbury U.S. Large Cap Fund (the “U.S. Fund”), which is also a series of the Corporation.

          Part I of this Proxy Statement contains information relating to the proposal to approve the Proposed Fee Change. Part II contains additional background information about the Corporation, the Adviser and other matters. Part III contains general information about the Meeting and shareholder voting. As of the Record Date, the number of shares of the Fund that were issued and outstanding were [●].

I. APPROVE CHANGE TO FEE RATES UNDER
INVESTMENT ADVISORY AGREEMENT

          The Board is recommending that shareholders of the Fund approve a proposed change to the Investment Advisory Agreement between the Adviser and the Corporation, on behalf of the Fund, to increase the investment advisory fee rates payable by the Fund. As discussed below, the Proposed Fee Change is part of a broader initiative involving repositioning the investment focus and strategies of the Fund and the U.S. Fund (together, the “Large Cap Funds”). The Adviser currently serves as the investment adviser to the Fund under an Investment Advisory Agreement dated September 1, 2010 (the “Current Advisory Agreement”) between the Adviser and the Corporation, on behalf of the Fund. On September 12, 2011, the Board, including a majority of the Directors who have no direct or indirect interest in the Proposed Fee Change and are not “interested persons” of the Corporation, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), at an in-person meeting called for the purpose of approving the Proposed Fee Change, approved the Proposed Fee Change, subject to approval by the shareholders of the Fund. The Current Advisory Agreement, as amended to reflect the Proposed Fee Change, is sometimes referred to herein as the “Proposed Advisory Agreement.”

Description of the Proposed Fee Change and the Proposed Advisory Agreement

          Overview. The Current Advisory Agreement was last approved by shareholders of the Fund at a special meeting held on August 25, 2010. The special meeting was held in connection with certain changes relating to particular services provided to the series of the Corporation, including the Fund, by Bessemer Trust Company, N.A. (“Bessemer”) and its affiliates and the fees relating to these services. At a meeting held on July 26, 2011, the Board reviewed and approved the Current Advisory Agreement. The Proposed Advisory Agreement and the Current Advisory Agreement are identical in all respects, except for the Proposed Fee Change. The Current Advisory Agreement is included in Appendix A and the amendment to the Current Advisory Agreement, which reflects the Proposed Fee Change, is included in Appendix B. Shareholders are encouraged to refer to Appendix A and Appendix B. The below summary of the terms of the Proposed Advisory Agreement is qualified in its entirety, and made subject to, the complete text of the Proposed Advisory Agreement.

          Fees (the Proposed Fee Change). The Proposed Fee Change would increase the investment advisory fee rates payable by the Fund to the Adviser. As reflected in the table below, the Proposed Fee Change also involves changes to the asset levels at which advisory fee rate breakpoints occur. The current and proposed investment advisory fee rates for the Fund follow:

Current Investment Advisory Fee Rates		Proposed Investment Advisory Fee Rates

First $500 million of average net assets:	0.80%	First $1.25 billion of average net assets:	0.90%
Second $500 million to $1 billion of average net assets:	0.75%	Second $1.25 billion to $2.5 billion of average net assets:	0.85%
Average net assets exceeding $1 billion:	0.70%	Average net assets exceeding $2.5 billion:	0.80%

          Amounts paid by the Fund to the Adviser, or to an affiliate of the Adviser, during the Fund’s last fiscal year are set forth in Appendix C. The amounts that would have been paid by the Fund to the Adviser if the Proposed Fee Change had been in effect during the last fiscal year also are set forth in Appendix C.

          As discussed below, the Proposed Fee Change is part of a broader initiative involving repositioning the investment focus and strategies of the Large Cap Funds (the “Repositioning”). As part of the Repositioning, the Board approved the engagement of two new investment sub-advisers, Oldfield Partners LLP (“Oldfield”) and Sands Capital Management, LLC (“Sands” and, together with Oldfield, the “New Sub-Advisers”), for the Fund upon the implementation of the Repositioning. Given that the Adviser and the Fund have received exemptive relief from the SEC (the “Manager-of-Managers Order”) to permit the Adviser (subject to the Board’s oversight and approval) to make decisions about the hiring, termination and replacement of unaffiliated sub-advisers without first obtaining approval from Fund shareholders, shareholders of the Fund are not required to approve the engagement of the New Sub-Advisers but will receive an Information Statement consistent with the requirements of the Manager-of-Managers Order following the engagement of the New Sub-Advisers.

          The Proposed Fee Change is due, in part, to the increased complexity and cost associated with managing the Fund in accordance with its revised investment focus and strategy, including, most particularly, the engagement of the New Sub-Advisers and their fees, which are borne by the Adviser. The Adviser believes that the Repositioning will benefit the Fund and its shareholders by providing complementary globally focused strategies within the large cap asset class and by enabling the Fund to access the management expertise and other resources of the New Sub-Advisers. The Adviser will continue to have direct management responsibilities with respect to the portion of the Fund that it manages. Moreover, the Adviser will have enhanced duties in overseeing the New Sub-Advisers’ activities and coordinating and implementing the overall management of the Fund.

          As indicated above, with the exception of the Proposed Fee Change, all other terms of the Current Advisory Agreement remain the same.

          Term of Agreement. If shareholders approve the Proposed Fee Change, the Proposed Advisory Agreement will become effective on or about November 16, 2011 (the “Effective Date”) and provide for a one-year initial term. The Proposed Advisory Agreement will amend the Current Advisory Agreement for the Fund upon the Effective Date.

The Repositioning

          Following extensive analysis and review, the Adviser recommended, and the Board approved on September 12, 2011, a series of changes to the overall investment focus and strategies of the Large Cap Funds, including the Proposed Fee Change. Each of the elements of the Repositioning may be implemented without shareholder approval, except for the Proposed Fee Change. However, given that the Repositioning is intended as an integrated initiative, the implementation of each proposed change is subject to shareholder approval of the Proposed Fee Change.

          The Repositioning involves changes to each Large Cap Fund’s name, principal investment strategies, portfolio managers (including the engagement of the New Sub-Advisers for the Fund) and benchmark index. Please see Appendix D for further information regarding the various elements of the Repositioning.

          The Board also approved a revised fee waiver letter agreement (the “Fee Waiver Letter”) that amends and restates that certain letter dated April 27, 2011 to increase the cap on the total expense ratio for the Fund to 1.15%, in connection with the Proposed Fee Change. In addition, the Board approved, an amendment to the Custody Agreement with Bessemer Trust Company to modify the custody fees for the Fund to reflect its new global investment approach. The implementation of these changes are also made subject to shareholder approval of the Proposed Fee Change.

          A comparison of the impact of the Proposed Fee Change, including with regard to the revisions to the Fee Waiver Letter and the amendment to the Custody Agreement, follows:

          Current and Pro Forma Expense Ratios.

Current Expense Ratio (annualized for the 9 months ended July 31, 2011)

Non-U.S. Large Cap Fund
Management Fee	0.73%
Other Expenses	0.35%
Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses	1.09%
Less Fee Waiver	-0.03%

Total Annual Fund Operating Expenses After Fee Waiver(1)	1.06%

(1)

The Adviser has contractually committed through October 31, 2012, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 1.05% for the Fund. This commitment may be changed or terminated at any time with the approval of the Board.

Pro Forma Expense Ratio (assumes implementation of the Proposed Fee Change, the Fee Waiver Letter and the proposed amendment to the Custody Agreement)

Non-U.S. Large Cap Fund
Management Fee	0.87%
Other Expenses	0.35%
Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses	1.23%
Less Fee Waiver	-0.07%

Total Annual Fund Operating Expenses After Fee Waiver(1)	1.16%

(1)

The Adviser has contractually committed through October 31, 2012, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 1.15% for the Fund. This commitment may be changed or terminated at any time with the approval of the Board.

Board Considerations

          The following summary describes the most important, but not all, factors considered by the Board in approving the Proposed Advisory Agreement. This discussion is not intended to be all-inclusive. In approving the Proposed Advisory Agreement, the Board was assisted by the advice of counsel to the Fund and, in the case of the Independent Directors, by the advice of independent legal counsel to the Independent Directors (“Independent Counsel”).

          At its meeting held on September 12, 2011, the Board considered the Adviser’s recommendation with regard to the Proposed Advisory Agreement. At both this meeting and at special meetings held prior to this meeting, it had requested and received substantial information regarding the Adviser, the Proposed Fee Change, the New Sub-Advisers and the other aspects of the Repositioning. The Board noted that, in connection with its annual review and approval of the Current Advisory Agreement at a meeting held on July 26, 2011 (the “Annual Renewal”), it had recently received substantial information based, in part, on requests from the Board and Independent Counsel, and including responses from the Adviser to detailed due diligence questionnaires, as well as substantial information concerning, among other things, the Fund’s performance, comparative fee and expense information as well as information regarding the Adviser, its compliance and regulatory processes and programs and its financial condition. In addition, the Board reviewed additional information provided by the Adviser concerning its estimated profitability from managing the Fund. It was further noted that the Board had received materials and presentations throughout the course of the year relating to the investment management and operation of the Fund.

          In connection with the Annual Renewal, the Board requested information regarding the fees charged by the Adviser to similarly managed institutional accounts and how those fees compared to the fees charged to the Fund. The Board noted that the Adviser represented that it does not manage any institutional accounts similarly managed to the Fund. The Board also received information regarding similarly managed accounts maintained by Bessemer. The Board noted the differences in services provided by Bessemer to its clients compared to the Fund and the differences in the fee models associated with both types of businesses.

          The Board considered the Proposed Advisory Agreement in the context of the Repositioning, since the Repositioning, including the Proposed Fee Change, involves an integrated initiative involving repositioning the investment focus and strategies of the Large Cap Funds, as described above. In this context, the Board considered the proposed engagement of the New Sub-Advisers and the attendant complexity, costs and benefits resulting from these engagements and the other aspects of the Repositioning. The Board also considered the Adviser’s representations that the Repositioning will not diminish the present services provided to the Fund.

          The Board considered the Adviser’s undertaking with respect to the contractual advisory fee waivers, in connection with the Repositioning, as described above. Specifically, the Board took into account that, if shareholders approve the Proposed Advisory Agreement, applicable contractual advisory fee waivers would be in place through October 31, 2012.

          The Board’s determinations were made on the basis of each Director’s business judgment after consideration of all of the information requested and presented. In reviewing the materials presented, the Board did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the Proposed Advisory Agreement. Individual Directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

          The following summary further details the materials and factors that the Board considered, and the conclusions they reached, in approving the Proposed Advisory Agreement.

(1)	The nature, extent and quality of services provided by the Adviser.

          The Board considered the scope and quality of services provided by the Adviser, particularly the qualifications, capabilities and experience of the portfolio managers and other personnel (including the New Sub-Advisers) who are/would be responsible for providing services to the Fund. The Board considered that the Adviser manages the investment program of the Fund and that the Adviser keeps the Board informed of important developments affecting the Fund. The Board evaluated these factors based on its direct experience with the Adviser, and in consultation with Independent Counsel. The Board also considered the Adviser’s effectiveness in ensuring that the Fund is in compliance with its investment policies and restrictions and the requirements of the 1940 Act and related securities regulations.

          Based on these factors, as well as other factors discussed herein, the Board concluded that the nature, quality and extent of services provided by the Adviser have been and continue to be satisfactory.

(2)	The performance of the Fund and the Adviser.

          The Board’s analysis of the Fund’s performance included the discussion and review of the performance data of the Fund and a representative group of similar funds. The Board received this information in connection with the Annual Renewal. The Board reviewed comparative performance over long-, intermediate- and short-term periods and noted that the Fund’s comparative performance was reasonable.

(3)	The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund.

          In connection with the Board’s consideration of the Proposed Fee Change, the Board considered a number of factors. The Board’s analysis of the Proposed Fee Change and estimated expenses included a discussion and review of data concerning the current fee and expense ratios of the Fund compared to a representative group of similar funds. The Board also noted the advisory fee breakpoints as well as the Adviser’s contractual commitment to waive advisory fees for the Fund. Additionally, the Board considered the Adviser’s profitability.

          Based on this analysis as well as other factors described herein, including the fact that all series of the Corporation, including the Fund, are intended principally to satisfy asset allocation requirements of client accounts of Bessemer and its affiliates, the Board concluded that the Proposed Fee Change was fair and reasonable in light of the quality of services provided by the Adviser.

(4)	The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

          The Board considered the information provided by the Adviser relating to economies of scale. In this regard, the Board noted that the Proposed Fee Change involved breakpoint levels at $1.25 billion and $2.5 billion. The Board also considered the experience of the Adviser in managing the Fund, as well as the Adviser’s profitability analysis.

(5)	Ancillary benefits and other factors.

          In addition to the above factors, the Board also discussed other benefits received by the Adviser and its affiliates from its management of the Fund, including the ability to market its advisory services for similar products in the future. In addition, the Board discussed the compensation payable by the Fund to affiliates of the Adviser for other services including administrative services, shareholder servicing and custody. The Board also discussed the use of the series of the Corporation as asset allocation investment vehicles for clients of Bessemer and its affiliates, with the resulting expectation that the asset sizes of the Fund would grow as Bessemer’s client base grows. The Board concluded that the Proposed Fee Change was reasonable in light of these fall-out benefits.

          Conclusion

          The Board, including all of the Independent Directors, concluded that the fees to be paid under the Proposed Advisory Agreement were fair and reasonable with respect to the services that the Adviser would provide, in light of the factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Independent Directors were also assisted by the advice of Independent Counsel in making this determination.

Required Vote

          An affirmative vote of a majority of the outstanding voting securities of the Fund is required, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present at the Meeting in person or represented by proxy. If the Proposed Advisory Agreement for the Fund is not approved, the Current Advisory Agreement will remain in effect until its next scheduled annual review and renewal by the Board.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR THE APPROVAL OF THE PROPOSED ADVISORY AGREEMENT.

II. INFORMATION ABOUT THE CORPORATION

          This section provides certain information about the Corporation, including information about the Adviser, the distributor, administrator, and the identity of persons holding more than 5% of the outstanding shares of any Fund.

          The Corporation is an open-end, management investment company that was established under the laws of the State of Maryland on August 26, 1993. The Corporation currently offers seven portfolios or funds. The address of the Corporation is 760 Moore Road, King of Prussia, PA 19406.

          Investment Adviser. Bessemer Investment Management LLC (the Adviser) serves as investment adviser to the Fund and is a wholly-owned subsidiary of Bessemer. The Adviser is located at 630 Fifth Avenue, New York, New York 10111. The Adviser’s principal executive officers and managers and the principal occupation of each are shown below. The address of each such principal executive officer and manager is 630 Fifth Avenue, New York, New York 10111.

NAME	TITLE OR STATUS

Bessemer Trust Company, N.A.	Member
MacDonald, John G.	Managing Director/Treasurer/Director
Woolley, Harold Spring	Managing Director
Whiteford, Bruce A.	Managing Director
Hilton, John Allen	Director
Andrews, Don James	Managing Director/Chief Compliance Officer
Stern, Marc David	President
Roman, Lois Rhoda	Managing Director
Stahl, William Preston	Managing Director
Mariani, Frank Anthony	Managing Director
Rossmiller David Wayne	Managing Director
Williamson, Steven Lloyd	Assistant Secretary/Director
Lester, Gregory Manuel	Managing Director
Murtagh, Richard	Managing Director
Hall, John Bernard	Managing Director
Aw, Njunt W.	Principal
Langas, Peter John	Managing Director

          The following table identifies directors and officers of the Fund serving as officers and/or employees of the Adviser or its affiliates.

Name/Position of Officer of the Fund	Position/Relationship with the Adviser and Affiliates

Stern, Marc David/President & Chief Executive Officer	President and Chief Investment Officer of Bessemer Group, Incorporated and all bank subsidiaries
Williamson, Steven Lloyd/Chief Legal Officer	Managing Director and General Counsel of Bessemer Group, Incorporated and all bank subsidiaries
Andrews, Don James/Vice President, Chief Compliance Officer and Chief Risk Management Officer	Managing Director and Chief Compliance Officer of Bessemer
Goodall, Kenneth/AML Compliance Officer and Vice President	Principal and Director of Compliance & Risk Management of Bessemer
Artemiou, Peter/Vice President & Treasurer	Principal and Controller – Alternative Investments of Bessemer
Knight, Nicola/Assistant Secretary	Principal and Associate General Counsel of Bessemer
Beasley, Louis/Vice President	Senior Vice President and Director of Investment Management Compliance of Bessemer

          Distributor. BNY Mellon Distributors Inc., located at 760 Moore Road, King of Prussia, PA 19406, serves as the Fund’s distributor.

          Administrator. BNY Mellon Investment Servicing (US) Inc., located at 760 Moore Road, King of Prussia, PA 19406, serves as the Fund’s administrator.

          Independent Registered Public Accountants. Ernst & Young LLP, located at 5 Times Square, New York, New York 10036, serves as the Fund’s independent registered public accounting firm.

          Significant Shareholders.

          As of the Record Date, NAIDOT & Co., acting in various capacities for numerous accounts, was the owner of record of 5% or more of the Fund’s outstanding shares:

Fund	Name and Address	Amount of Shares Owned	Percentage of Fund Owned

Old Westbury Non-U.S. Large Cap Fund	NAIDOT & Co. c/o Bessemer Trust Company 100 Woodbridge Center Drive Woodbridge, NJ 07095-1162	[●]	[●]

III. VOTING INFORMATION

Record Date, Quorum and Methods of Tabulation

          Shareholders of record at the close of business on September 16, 2011 (the Record Date) are entitled to notice of, and to vote at, the Meeting. The holders of one-third of the shares of the Fund outstanding as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Fund at the Meeting, although it is necessary for more than 50% of the shares of the Fund to be represented in person or by proxy at the Meeting in order for the Proposed Advisory Agreement to be approved.

          Each shareholder is entitled to one vote for each share he or she owns of the Fund. Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made with respect to a particular matter, shares will be voted in accordance with the recommendation of the Board. Proxies may be revoked at any time before they are exercised by sending a written revocation which is received by the Secretary of the Corporation prior to any such exercise, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

          Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Board as inspectors both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions and “broker-non-votes” (i.e., proxies representing shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted for quorum purposes. However, abstentions and broker non-votes are disregarded in determining the “votes cast” on an issue. For this reason, abstentions and broker non-votes will assist a Fund in obtaining a quorum but both have the practical effect of a “no” vote for purposes of obtaining the requisite vote for approval of a proposal.

Adjournments

          In the event that a quorum is not present for purposes of acting on a proposal, or if sufficient votes in favor of a proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will (i) vote in favor of such adjournment for those proxies which they are entitled to vote in favor of any proposal that has not been adopted, (ii) vote against any adjournments for those proxies required to be voted against any proposal that has not been adopted, and (iii) not vote any proxies that direct them to abstain from voting on such proposal.

          If sufficient favorable votes exist as to the Proposed Advisory Agreement, or such other proposals that should properly come before the Meeting, such proposal(s) will be acted upon and such actions will be final, regardless of any subsequent adjournment to consider the Proposed Advisory Agreement or other proposals of the Fund.

Solicitations of Proxies

          The solicitation of proxies by mail and telephone may be made by officers and Directors of the Corporation and officers and employees of the Adviser, its affiliates and other representatives of the Corporation. The costs of preparing, printing and mailing this Proxy Statement and the cost of holding the Meeting (including the costs of any additional solicitation and any adjournment session) will be borne by the Adviser.

Methods of Voting

          You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it (them) in the enclosed postage-paid envelope. You may also vote by attending the Meeting in person and voting. In addition, you may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions or via internet by visiting the website printed on your proxy card(s) and following the on-screen instructions. If your shares are held by a broker or nominees, you can arrange to vote your proxies by contacting your representative at the broker or nominee.

Shareholder Proposals at Future Meetings

          The Corporation is not required and does not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund’s proxy statement for the next meeting of shareholders should send his or her written proposal to the Corporation’s Secretary, Diane J. Drake, at BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and the Corporation’s governing instruments.

Other Matters

          No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

          One copy of this Proxy Statement will be mailed to shareholders sharing the same address unless the Fund has received contrary instructions from one or more of the shareholders. If you wish to receive individual copies of this Proxy Statement, please call 1-800-607-2200; if your shares are held through a financial institution, please contact the financial institution directly.

APPENDIX A

Current Advisory Agreement

OLD WESTBURY FUNDS, INC.

INVESTMENT ADVISORY AGREEMENT

          THIS INVESTMENT ADVISORY AGREEMENT is made as of September 1, 2010, by and between Old Westbury Funds, Inc. (the “Fund”), a Maryland corporation with its principal place of business at 760 Moore Road, King of Prussia, Pennsylvania 19406, and Bessemer Investment Management LLC (the “Adviser”), a Delaware limited liability company with its principal place of business at 630 Fifth Avenue, New York, New York 10111.

          WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is authorized to issue shares in one or more series;

          WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

          WHEREAS, the Fund desires that the Adviser perform investment advisory services for each series of the Fund listed on Schedule A hereto, as such Schedule A may be amended or supplemented from time to time by mutual agreement (each, a “Portfolio”, and collectively, the “Portfolios”), and the Adviser is willing to perform those services on the terms and conditions set forth in this Agreement and desires to enter into an agreement to provide for investment advisory services to the Fund upon the terms and conditions hereinafter set forth;

          NOW, THEREFORE, the Fund and Adviser agree as follows:

          Section 1. The Fund. The Fund is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Articles of Incorporation, By-Laws and Registration Statement filed with the Securities and Exchange Commission (the “Commission”) under the 1940 Act and the Securities Act of 1933, including the Prospectuses forming a part thereof and Statements of Additional Information relating to the Portfolios contained therein, and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Fund’s Board of Directors (the “Board”). The Board is authorized to issue any unissued shares in any number of additional classes or series. The Fund has delivered copies of the documents listed in this Section to the Adviser and will from time to time furnish the Adviser with any amendments thereof.

          Section 2. Appointment. The Fund hereby appoints the Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in the Portfolios and, without limiting the generality of the foregoing, to provide the services specified in Section 3 hereof.

          Section 3. Duties of the Adviser.

          (a) The Adviser shall provide investment advisory services, including but not limited to, making decisions with respect to all purchases and sales of securities and other investment assets for the Portfolios. Among other things, the Adviser shall make all decisions with respect to the Portfolios’ investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which the Portfolios may invest. To carry out the services hereunder, the Adviser is hereby authorized, as agent and attorney-in-fact for the Fund, for the account of, at the risk of and in the name of the Portfolios, to place orders and issue instructions with respect to transactions of the Portfolios. In all purchases, sales and other transactions for the Portfolios, the Adviser is authorized to exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or performance of its duties and obligations under this Agreement including, but not limited to, executing on behalf of the Portfolios and the Fund such agreements and other documentation in connection with such purchases, sales or other transactions. The Fund acknowledges that the Fund and the Portfolios will be bound by such trading accounts established, and agreements and other documents executed.

          (b) The Adviser will report to the Board at each regular meeting thereof all material changes in the Portfolios since the prior report, and will also keep the Board informed of important developments affecting the Fund, the Portfolios and the Adviser, and on its own initiative will furnish the Board from time to time with such information as the Adviser may believe appropriate, whether concerning the individual companies whose securities are held by the Portfolios, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Portfolios maintain investments. The Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Portfolios as the Adviser may believe appropriate or as the Board reasonably may request.

          (c) The Adviser will from time to time employ or associate with such persons as the Adviser believes to be appropriate or necessary to assist in the execution of the Adviser’s duties hereunder; provided, however, that, except as otherwise provided herein, the employment of or sub-contracting with any such person shall not relieve the Adviser of its responsibilities or liabilities hereunder; and provided further that the Adviser shall not have the authority to subcontract advisory responsibilities without the consent of the Fund. The cost of performance of such duties shall be borne and paid by the Adviser. No obligation may be imposed on the Fund in any such respect.

          (d) The Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement.

          Section 4. Delegation of Responsibilities. The Adviser may carry out any of its obligations under this Agreement by employing, subject to supervision by the Adviser, one or more sub-advisers who are registered as investment advisers pursuant to the Advisers Act (each, a “Sub-Adviser”). Each Sub-Adviser’s employment will be evidenced by a separate written agreement approved by the Board and, if required under the 1940 Act, by the shareholders of the

Portfolios (unless the Commission or its staff has given authorization or issued an interpretation or no-action letter dispensing with the requirement of shareholder approval). The Adviser shall not be liable hereunder for any act or omission of any Sub-Adviser, except for failure to exercise good faith in the employment of the Sub-Adviser and for failure to exercise appropriate supervision of such Sub-Adviser, and as may otherwise be agreed in writing. The Adviser shall be solely responsible for compensating any Sub-Adviser for services rendered under any sub-advisory agreement. The Adviser may, from time to time and at any time, terminate any Sub-Adviser and recommend to the Board the appointment of another Sub-Adviser or reassume the responsibilities assigned to any Sub-Adviser with respect to the Portfolios without obtaining the approval of the shareholders of the Portfolios unless expressly required by the federal securities laws.

          Section 5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Adviser shall at all times comply with:

          (a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

          (b) the provisions of the Registration Statement of the Fund, as it may be amended from time to time, under the 1940 Act;

          (c) the provisions of the Articles of Incorporation of the Fund, as they may be amended from time to time;

          (d) the provisions of the By-Laws of the Fund, as they may be amended from time to time, or resolutions of the Board that may be adopted from time to time;

          (e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Fund or the Portfolios; and

          (f) any other applicable provisions of state or federal law.

          Section 6. Broker-Dealer Relationships. In connection with the performance of its services hereunder, the Adviser is responsible for opening accounts with brokers, dealers and futures commission merchants (“broker-dealers”), selecting brokers, dealers and futures commission merchants to effect all transactions for the Portfolios, placing all necessary orders with broker-dealers or issuers (including affiliated broker-dealers), and negotiating commissions, if applicable. To the extent consistent with applicable law and the investment objectives of the Portfolios, the Adviser may purchase or sell orders for the Portfolios with contemporaneous purchase or sell orders of other clients of the Adviser and its affiliates. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolios and to other clients. The Adviser will seek to obtain best execution of transactions for the Portfolios at prices which are advantageous to the Portfolios and at commission rates that are reasonable in relation to the benefits received. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934, the Adviser may

pay a broker-dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged for effecting such transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker-dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser has with respect to the Portfolio, as well as to other accounts over which the Adviser exercises investment discretion. Not all such services or products need be used by the Adviser in managing the Portfolios.

          Section 7. Expenses of the Portfolios. All of the ordinary business expenses incurred in the operations of the Portfolios and the offering of their shares shall be borne by the Portfolios unless specifically provided otherwise in this Agreement or another written agreement between the Adviser and the Fund. These expenses borne by the Portfolios include, but are not limited to, brokerage commissions, taxes, legal, auditing and governmental fees, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Portfolios and the cost of printing copies of the Prospectuses and Statements of Additional Information distributed to the Portfolios’ shareholders.

          Section 8. Compensation. As compensation for the advisory services provided under this Agreement, the Fund shall pay the Adviser fees at the annual rates indicated on Schedule A hereto, as such Schedule A may be amended or supplemented from time to time. The Adviser’s fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly in arrears to the Adviser.

          Section 9. Standard of Care. The Fund shall expect of the Adviser, and the Adviser will give the Fund the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Fund. As an inducement to the Adviser’s undertaking these services at the compensation level specified, the Adviser shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser, or any of its officers, directors, employees or agents, in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

          Section 10. Non-Exclusivity. The services of the Adviser to the Portfolios are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Adviser may serve as officers or directors of the Fund, and that officers or directors of the Fund may serve as officers or directors of the Adviser, to the extent that such services may be permitted by law, and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

          Section 11. Books and Records. The Adviser shall, with respect to orders the Adviser places for the purchase and sale of portfolio securities of the Portfolios, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as such records as the Fund’s Administrator reasonably requests to be maintained, including, but not limited to, trade tickets and confirmations for portfolio trades. All such records shall be maintained in a form acceptable to the Fund and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Fund and will be available for inspection and use by the Fund. The Adviser will promptly notify the Fund’s Administrator if it experiences any difficulty in maintaining the records in an accurate and complete manner.

          Section 12. Term of the Agreement. This Agreement shall become effective with respect to each of the respective Portfolios on such date as it is approved in accordance with the requirements of the 1940 Act, and shall initially continue for one year, and thereafter continue from year to year, provided that the continuation of the Agreement is specifically approved at least annually:

          (a) (i) by the Fund’s Board of Directors or (ii) by the vote of “a majority of the outstanding voting securities” of the Portfolios (as defined in Section 2(a)(42) of the 1940 Act), and

          (b) by the affirmative vote of a majority of the Fund’s Directors who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as Directors of the Fund), by votes cast in person at a meeting specifically called for such purpose.

          This Agreement, at such time as it is approved in accordance with the requirements of the 1940 Act, shall supersede any and all investment advisory agreements between the Fund and the Adviser.

          Section 13. Termination. As required under the 1940 Act, this Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty, by the Fund (by vote of the Fund’s Board of Directors or by vote of a majority of the outstanding voting securities of the particular Portfolio), or by the Adviser on sixty (60) days’ written notice. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement will immediately terminate in the event of its assignment. This Agreement may also be terminated immediately by the Fund or the Adviser in the event that the other party (i) breaches a material term of this Agreement or (ii) commits a material violation of any governing law. As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” shall have the same meanings as such terms have in the 1940 Act, as modified or interpreted by the Commission or its staff in rules, regulations, interpretations or no-action letters.

          Section 14. Indemnification by the Adviser. The Fund shall not be responsible for, and the Adviser shall indemnify and hold the Fund and the Portfolios harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Adviser or any of its officers, directors, employees or agents.

           Section 15. Indemnification by the Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties hereunder on the part of the Adviser or any of its officers, directors, employees or agents, the Fund hereby agrees to indemnify and hold harmless the Adviser and its officers, directors, employees and agents against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Fund or other securities, undertaken by the Portfolios or their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Portfolios or their officers, directors, employees or affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which a Portfolio may have and which may not be waived under any applicable federal or state securities laws.

          Section 16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund shall be Old Westbury Funds, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, Attn: President, and that of the Adviser shall be Bessemer Investment Management LLC, 630 Fifth Avenue, New York, New York 10111, Attn: General Counsel.

          Section 17. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, interpretations of the Commission or its staff, or Commission staff no-action letters issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall otherwise be governed by and construed in accordance with the laws of the State of New York.

          Section 18. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Portfolio(s). Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Directors of the Fund and the Adviser.

          Section 19. Old Westbury Name. The Adviser and the Fund each agree that the name “Old Westbury” or any variants thereof, which comprises a component of the Fund’s name, is a property right of the parent of the Adviser. The Fund agrees and consents that: (i) it will use the words “Old Westbury” or any variants thereof as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name “Old Westbury” of any variant thereof for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words “Old Westbury,” or any variant or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to any Portfolio or class of a Portfolio, the Fund shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words “Old Westbury” or any variant thereof and following such change, shall not use the words “Old Westbury,” or any variant thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words.

          Section 20. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.

OLD WESTBURY FUNDS, INC.

By:	/s/ Peter C. Artemiou

Peter C. Artemiou
Vice President & Treasurer

BESSEMER INVESTMENT
MANAGEMENT LLC

By:	/s/ Marc D. Stern

Marc D. Stern
President

SCHEDULE A

Portfolio	Advisory Fee Rate Average Net Assets

U.S. Large Cap Fund	First $500 million – 0.70%
Second $500 million to $1 billion – 0.65%
Over $1 billion – 0.60%

Non-U.S. Large Cap Fund	First $500 million – 0.80%
Second $500 million to $1 billion – 0.75%
Over $1 billion – 0.70%

Fixed Income Fund	First $500 million – 0.45%
Second $500 million to $1 billion – 0.40%
Over $1 billion – 0.35%

Municipal Bond Fund	First $500 million – 0.45%
Second $500 million to $1 billion – 0.40%
Over $1 billion – 0.35%

Global Small & Mid Cap Fund	0.85%

Real Return Fund	0.85%

Global Opportunities Fund	First $1.25 billion – 1.10%
Second $1.25 billion to $2.5 billion – 1.05%
Over $2.5 billion – 1.00%

APPENDIX B

Amendment to the Current Advisory Agreement

AMENDMENT No. 1 TO INVESTMENT ADVISORY AGREEMENT

THIS AMENDMENT No. 1 TO INVESTMENT ADVISORY AGREEMENT (“Amendment”) dated as of November __, 2011, by and between OLD WESTBURY FUNDS, INC. (the “Fund”) and BESSEMER INVESTMENT MANAGEMENT LLC (the “Adviser”). Terms not otherwise defined herein shall have the meanings ascribed thereto in the Investment Advisory Agreement (as defined below).

W I T N E S S E T H:

          WHEREAS, the Fund and the Adviser are parties to that certain Investment Advisory Agreement dated as of September 1, 2010 (the “Investment Advisory Agreement”), pursuant to which the Adviser provides investment advisory services to the Portfolios; and

          WHEREAS, the Fund and the Adviser desire to amend the Investment Advisory Agreement to modify the compensation payable to the Adviser for providing such services to the Large Cap Strategies Fund and to reflect the name changes of certain Portfolios, as set forth in Schedule A to the Investment Advisory Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereby agree as follows:

          1. The fee schedule and the Portfolios set forth in Schedule A to the Investment Advisory Agreement are hereby amended and restated in their entirety with the fee schedule and the Portfolios set forth in Schedule A hereto.

          2. The Investment Advisory Agreement, as expressly amended hereby, shall continue in full force and effect.

          3. This Amendment may be executed in counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Investment Advisory Agreement to be executed by their respective officers as of the day and year first written above.

OLD WESTBURY FUNDS, INC.

By:

Name:
Title:

BESSEMER INVESTMENT MANAGEMENT LLC

By:

Name:
Title:

B-1

SCHEDULE A

Advisory Fee Rate
Portfolio	Average Net Assets

Large Cap Core Fund	First $500 million – 0.70%
Second $500 million to $1 billion – 0.65%
Over $1 billion – 0.60%

Fixed Income Fund	First $500 million – 0.45%
Second $500 million to $1 billion – 0.40%
Over $1 billion – 0.35%

Municipal Bond Fund	First $500 million – 0.45%
Second $500 million to $1 billion – 0.40%
Over $1 billion – 0.35%

Global Small & Mid Cap Fund	0.85%

Real Return Fund	0.85%

Large Cap Strategies Fund	First $1.25 billion – 0.90%
Second $1.25 billion to $2.5 billion – 0.85%
Over $2.5 billion – 0.80%

Global Opportunities Fund	First $1.25 billion – 1.10%
Second $1.25 billion to $2.5 billion – 1.05%
Over $2.5 billion – 1.00%

B-2

APPENDIX C

Amounts Paid by the Fund to the Adviser and Affiliates

          The following table indicates amounts paid by the Fund to the Adviser, or to an affiliate of the Adviser, and fees waived by the Adviser, during the Fund’s last fiscal year (ended October 31, 2010).

Fund	Advisory Fees	Custody Fees	Shareholder Servicing Fees	Fees Waived by the Adviser

Old Westbury Non-U.S.	$16,342,753	$3,031,642	$3,547,746	$840,723
Large Cap Fund

Advisory Fees under Proposed Fee Change

          If the Proposed Fee Change had been in place for the fiscal year ended October 31, 2010, the Fund would have paid aggregate advisory fees of $19,559,057 to the Adviser. The percentage difference between the amounts payable under the Current Advisory Agreement and the Proposed Advisory Agreement is 19.68%. In addition, under the Fee Waiver Letter, which reflects the updated advisory fee waiver arrangement discussed above, the Adviser would have waived $1,829,600 of its advisory fees.

C-1

APPENDIX D

Further Information Regarding the Repositioning

Repositioning Element	Old Westbury U.S. Large Cap Fund	Old Westbury Non-U.S. Large Cap Fund

Fund Name	Old Westbury Large Cap Core Fund	Old Westbury Large Cap Strategies Fund

Principal Investment Strategies

The Fund pursues its investment goal by investing in a diversified portfolio of equity and equity-related securities throughout the world. Under normal circumstances, the Fund invests at least 80% of its net assets, including any borrowings for investment purposes, in securities of large capitalization companies. The Adviser currently defines large capitalization companies as companies having, at the time of initial investment, a market capitalization equal to or greater than the largest 70% by market capitalization of the companies that comprise the S&P Global Broad Market Index. The Fund may continue to hold securities of companies whose market capitalizations fall below the foregoing threshold subsequent to the Fund’s investment in such securities. The Fund invests in a portfolio of securities the Adviser believes has the potential for long-term capital appreciation with lower volatility than the general equity markets. The Fund invests primarily in securities listed on bona fide securities exchanges or actively traded in over-the-counter markets. The securities may be listed or traded in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), or other types of depositary receipts (including non-voting depositary receipts) or dual listed securities. The Fund may also invest in government fixed income securities, exchange-traded funds (“ETFs”), and a variety of derivatives, including futures, options and other derivative instruments, to increase or to hedge, or protect, its exposure to, for example, movements in the securities markets.

The Fund pursues its investment goal by investing in a diversified portfolio of equity and equity-related securities throughout the world. Under normal circumstances, the Fund invests at least 80% of its net assets, including any borrowings for investment purposes, in securities of large capitalization companies. The Adviser currently defines large capitalization companies as companies having, at the time of initial investment, a market capitalization equal to or greater than the largest 70% by market capitalization of the companies that comprise the S&P Global Broad Market Index. The Fund may continue to hold securities of companies whose market capitalizations fall below the foregoing threshold subsequent to the Fund’s investment in such securities.

The Fund employs multiple investment strategies the Adviser believes are complementary. The Fund invests in securities the Adviser believes have potential for above average returns, including securities that may be described as “growth” or “value” investments, and active currency strategies. The Fund invests primarily in securities listed on bona fide securities exchanges or actively traded in over-the-counter markets either within or outside the issuer’s domicile country. The securities may be listed or traded in the form of GDRs, American ADRs, EDRs or other types of depositary receipts (including non-voting depositary receipts) or dual listed securities. The Fund may also invest in government fixed income securities, ETFs, and a variety of derivatives, including futures, options, swap contracts, and other derivative instruments, to increase or to hedge, or protect, its exposure to, for example, currency value fluctuations or movements in the securities markets.

The Adviser has engaged sub-advisers to make the day-to-day investment decisions for portions of the Fund’s portfolio.

Benchmark Index	S&P Global LargeCap Index	S&P Global LargeCap Index

Portfolio Managers	Mr. Marc D. Stern, President and Chief Investment Officer of the Adviser, will serve as Portfolio Manager of the Fund.

Ms. Lois Roman, Managing Director and Head of Global Equities for the Adviser, will serve as the Portfolio Manager of the Adviser’s portion of the Fund. Ms. Roman will be primarily responsible for the day-to-day investment management of the Adviser’s portion of the Fund and for implementing and monitoring the overall management of the Fund.

Mr. John Alexander Christie, Principal of the Adviser, will serve as a member of the investment team responsible for managing the Fund.

D-1

	Mr. Alex Lloyd, Senior Vice President of the Adviser, will serve as a member of the investment team responsible for managing the Fund.	Mr. Harry Hagey, Jr., Principal of the Adviser, will serve as a member of the investment team responsible for managing the Fund.

Mr. Jeffrey A. Rutledge, Principal of the Adviser, will serve as a member of the investment team responsible for managing the Fund.

Oldfield Partners LLP (“Oldfield”) will be responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Richard Oldfield will be the portfolio manager of Oldfield’s portion of the Fund. Mr. Oldfield founded Oldfield in 2005.

Sands Capital Management, LLC (“Sands”) will be responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. David Levanson and Sunil Thakor will be the portfolio managers of Sand’s portion of the Fund. Mr. Levanson worked for Sands from 1992-1994 and rejoined Sands in 2002. Mr. Thakor joined Sands in 2004.

Investment Advisory Fee Rates	Not affected	First $1.25 billion of average net assets: 0.90%
Second $1.25 billion to $2.5 billion of average net assets: 0.85%

Average net assets exceeding $2.5 billion: 0.80%

Fee Waiver Commitments	Not affected

The Adviser has contractually committed through October 31, 2012, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 1.15% for the Fund. The committed net operating expense ratio may be changed or terminated at any time with the approval of the Board.

D-2

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232
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OLD WESTBURY NON-U.S. LARGE CAP FUND

PROXY FOR SPECIAL MEETING ON OCTOBER 18, 2011 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF OLD WESTBURY FUNDS, INC.

The undersigned hereby appoints Diane J. Drake and William H. Wallace, III and each of them separately, as proxies, with the power to appoint her or his substitute, and hereby authorizes her or him to represent and to vote, as designated on the reverse side, all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at 760 Moore Road, King of Prussia, Pennsylvania on October 18, 2011 at 10:00 a.m. Eastern Time, and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

SEE THE REVERSE SIDE FOR THE PROPOSAL

This proxy will be voted as instructed. If no specification is made, this proxy will be voted FOR the proposal.

PLEASE VOTE, DATE, AND SIGN THIS PROXY AND
		RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.	Dated ____________

Signature(s) (Title(s), if applicable) (Sign in the Box)

Note: Please sign your name exactly as your shareholder name or names appears on the account. Joint owners must each sign. Persons signing as executors, administrators, trustees, etc. should add title(s) as such.

OWF03 -PXC-1.01

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSAL.

PLEASE MARK THE BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ▪
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		FOR	AGAINST	ABSTAIN
1.	To approve a proposed change to the fee rate under the Investment Advisory Agreement between Bessemer Investment Management LLC and the Corporation, on behalf of the Fund.	☐	☐	☐

THANK YOU FOR CASTING YOUR VOTE. PLEASE RETURN THIS PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

OWF03-PXC-1.01